UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2004

Critical Path, Inc.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 The Embarcadero, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2004, Critical Path, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”). Under the Purchase Agreement, the Company agreed to issue, in two closings, unsecured promissory notes (the “Notes”) having an aggregate principal balance of $18,000,000, together with warrants (the “Warrants”) to purchase an aggregate of 385,710 shares of Series F Redeemable Convertible Preferred Stock (the “Series F Preferred Stock”) at a per-share purchase price of $14.00 (equivalent to $1.40 per share on a common equivalent basis).

On December 30, 2004, the Company received aggregate proceeds of $11,000,000 in exchange for Notes issued to the Investors in the aggregate principal amount of $11,000,000 and Warrants to purchase 235,712 shares of Series F Preferred Stock. In March 2005, at the option of the Company, the Company will receive aggregate proceeds of $7,000,000 in exchange for additional Notes issued to the Investors in the aggregate principal amount of $7,000,000 and Warrants to purchase 149,998 shares of Series F Preferred Stock. The Company has also agreed to provide certain incidental registration rights to Richmond III (one of the Investors) with respect to shares of common stock issuable upon conversion of the Series F Preferred Stock issuable upon exercise of the Warrants.

The proceeds from the sale of the Notes will be used for working capital purposes. Investors in the above-described private placement are affiliates of General Atlantic Partners 74, L.P., a Delaware limited partnership, Campina Enterprises Limited (an affiliate of Cheung Kong (Holdings) Ltd) and Richmond III, LLC (an affiliate of Peter Kellner), each of which is a current shareholder of the Company.

A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Notes

Each Note issued will bear interest at thirteen and nine-tenths percent (13.9%) per annum. All payments under the Notes are deferred until maturity of the Notes or until they are otherwise due and payable. The outstanding principal amount and all accrued and unpaid interest on the Notes are due and payable on the earlier to occur of (i) maturity of the Notes, which is December 30, 2007, (ii) when declared due and payable upon the occurrence of an event of default or (iii) a change of control of the Company. The Company must also prepay the Notes in part under certain circumstances upon the sale of a business unit or division.

A copy of the form of Note is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

The Warrants

The Warrants entitle the holders thereof to purchase shares of the Company’s Series F Preferred Stock until July 9, 2007 at an exercise price of $14.00 per share (equivalent to $1.40 per share on a common equivalent basis). The exercise price and the number of shares of Series F Preferred Stock issuable upon exercise of the Warrants is subject to adjustment upon certain events such as any dividend or distribution on the outstanding shares of Series F Preferred Stock or common stock of the Company or any subdivision, combination or reclassification of the Series F Preferred Stock.

A copy of the form of Warrant is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Series F Redeemable Convertible Preferred Stock

The Series F Preferred Stock will rank pari passu with Series E Redeemable Convertible Preferred Stock, and will rank senior to all other capital stock with respect to rights on liquidation, dissolution and winding up. The Series F Preferred Stock will accrue dividends at a simple annual rate of 5 3/4% of the purchase price of $14.00 (equivalent to $1.40 per share on a common equivalent basis), whether or not declared by the board of directors. Dividends in respect of the Series F Preferred Stock will not be paid in cash but will be added to the value of the Series F Preferred Stock and will be taken into account for purposes of determining the liquidation and change in control preference, conversion rate and voting rights. The Company must declare or pay dividends on the Series F Preferred Stock when the Company declares or pay dividends to the holders of common stock. Holders of Series F Preferred Stock are entitled to notice of all shareholders’ meetings and are entitled to vote on all matters submitted to the shareholders for a vote, voting together with the holders of the common stock and all other classes of capital stock entitled to vote, voting as a single class (except where a separate vote is required by the Company’s amended and restated articles of incorporation, its bylaws or California law). The holders of Series F Preferred Stock will be entitled to vote as a separate class on any amendment to the terms or authorized number of shares of Series F Preferred Stock, the issuance of any equity security ranking senior to the Series F Preferred Stock and the redemption of or the payment of a dividend in respect of any junior security. At any time, holders of Series F Preferred Stock may elect to convert their Series F Preferred Stock into common stock. Each share of Series F Preferred Stock is currently convertible into ten shares of common stock. After three years from the date the Series E Redeemable Convertible Preferred Stock is first issued, the Company may call for redemption of the Series F Preferred Stock under certain circumstances. On the fourth anniversary of the date the Series E Redeemable Convertible Preferred Stock is first issued, the Company must call for redemption of the Series F Preferred Stock.

A copy of the Certificate of Determination of Preferences of Series F Redeemable Convertible Preferred Stock is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Preferred Stock Rights Agreement

On December 29, 2004, the Company and Computershare Trust Company, Inc. (“Computershare”) amended (“Amendment No. 6”) the Preferred Stock Rights Agreement dated as of March 19, 2001 between the Company and Computershare, as Rights Agent, as amended by Amendment No. 1, dated as of November 6, 2001 (“Amendment No. 1”), Amendment No. 2, dated as of November 18, 2003 (“Amendment No. 2”) and Amendment No. 3, dated as of January 16, 2004 (“Amendment No. 3”), and Amendment No. 4, dated as of March 9, 2004 (“Amendment No. 4”) and Amendment No. 5, dated as of June 24, 2004 (collectively, the “Rights Agreement”). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.

Under Amendment No. 6, the definition of Acquiring Person was revised to exclude GAP Coinvestment Partners II, L.P., Cenwell Limited and Peter Kellner (an affiliate of Richmond III, LLC) as a result of the execution of that certain Note and Warrant Purchase Agreement, dated December 29, 2004, among the Company and the Purchasers named therein or as a result of any of the transactions contemplated by such agreement. A copy of Amendment No. 6 is filed as Exhibit 4.9 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2004, in connection with the sale and issuance of the Notes and Warrants, the Company amended its Amended and Restated Articles of Incorporation by filing a Certificate of Determination of Preference of Series F Redeemable Convertible Preferred Stock, in the form attached to this report. For a summary of the certificate of determination, see Items 1.01 and 3.02.

A copy of the Certificate of Determination of Preferences of Series F Redeemable Convertible Preferred Stock is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
3.1*	Certificate of Determination of Preferences of Series F Redeemable Convertible Preferred Stock.

4.1*	Form of Note dated as of December 30, 2004.

4.2*	Form of Warrant to Purchase Series F Redeemable Convertible Preferred Stock of the Company dated December 30, 2004.

4.3	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.7	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.8	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.9*	Amendment No. 6 to Preferred Stock Rights Agreement dated as of December 29, 2004, between the Company and Computershare Trust Company, Inc.

10.1*	Note and Warrant Purchase Agreement dated as of December 29, 2004, between the Company and the Investors.

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Critical Path, Inc.

By:	/s/ Michael J. Zukerman
Michael J. Zukerman
Executive Vice President, General Counsel and Secretary

Date: January 3, 2004

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
3.1*	Certificate of Determination of Preferences of Series F Redeemable Convertible Preferred Stock.

4.1*	Form of Note dated as of December 30, 2004.

4.2*	Form of Warrant to Purchase Series F Redeemable Convertible Preferred Stock of the Company dated December 30, 2004.

4.3	Preferred Stock Rights Agreement dated as of March 19, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (filed as Exhibit 4.5 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.4	Amendment No. 1 to Preferred Stock Rights Agreement dated as of November 6, 2001 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.5	Amendment No. 2 to Preferred Stock Rights Agreement dated as of November 18, 2003 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.6	Amendment No. 3 to Preferred Stock Rights Agreement dated as of January 16, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.4 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.7	Amendment No. 4 to Preferred Stock Rights Agreement dated as of March 9, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.5 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.8	Amendment No. 5 to Preferred Stock Rights Agreement dated as of June 24, 2004 between Critical Path, Inc. and Computershare Trust Company, Inc., as Rights Agent (filed as Exhibit 4.6 to Amendment No. 3 to the Company’s Registration Statement on Form 8-A (File No. 000-25331) and incorporated herein by reference).

4.9*	Amendment No. 6 to Preferred Stock Rights Agreement dated as of December 29, 2004, between the Company and Computershare Trust Company, Inc.

10.1*	Note and Warrant Purchase Agreement dated as of December 29, 2004, between the Company and the Investors.

*	filed herewith